                            SEPARATION AGREEMENT AND
                          RELEASE AND WAIVER OF CLAIMS
                          ----------------------------


     This Separation Agreement and Release and Waiver of Claims (the "Agreement") is entered into this 31 day of May, 1997, by and between BANYAN SYSTEMS INCORPORATED, with offices at 120 Flanders Road, Westboro, Massachusetts 01581 ("Banyan") and DAVID C. MAHONEY, a resident of 103 Jimney Drive; Westford, MA 01886 (the "Undersigned").

     For and in consideration of the mutual terms, conditions and covenants herein, Banyan and the Undersigned agree as follows:

     1.   RESIGNATION OF EMPLOYMENT.  The Undersigned hereby resigns his
          -------------------------
position with Banyan as Chairman of the Board and Chief Executive Officer effective April 1, 1997. The Undersigned shall promptly execute and deliver to Banyan a separate instrument embodying such resignation.

     2.   PAYMENT.  For and in consideration of the Undersigned's execution of
          -------
this Agreement, Banyan shall pay to the Undersigned the amount set forth in Exhibit A, Section 1, less applicable deductions and/or withholdings for taxes or similar governmental payments and charges, and further Banyan shall provide the benefits set forth in Exhibit A, Sections 2-8. In the event that Banyan fails to provide any of the pay or benefits set forth in Exhibit A hereto, the Undersigned shall be relieved of all further obligations to Banyan, its subsidiaries and affiliates.

     3.   PUBLIC STATEMENT.  The Undersigned agrees that he will not
          ----------------
intentionally make or disclose or cause to be disclosed any negative, adverse or derogatory comments about Banyan or its management, business, personnel or about any product or service provided by Banyan, or about Banyan's prospects for the future. Banyan agrees that its officers, executives, and authorized spokespersons will not intentionally make or disclose any negative, adverse or derogatory comments about the Undersigned.

     4.   NON-COMPETITION AND NON-SOLICITATION.  The Undersigned agrees that
          ------------------------------------
from April 1, 1997 to September 30, 1998, he will not either directly or indirectly, without Banyan's prior express written consent:

          a. solicit or participate in the hiring of, or attempt to solicit or participate in the hiring of, any employee of Banyan, either for himself or for any other person or entity, excluding any general solicitation of employment not specifically directed to employees of Banyan.

          b. as an individual proprietor, partner, stockholder, officer, employee, director, joint venturer, investor, lender, consultant, or in any other capacity whatsoever (other than as the holder of not more than one percent of the combined voting power of the outstanding stock of a publicly held company), develop, design, produce, market, sell or render (or assist any other person in developing, designing, producing, marketing, selling or rendering) products or services competitive with those produced, marketed, sold or rendered by the Company while the Undersigned was employed by the Company; or

          c. solicit, divert or take away, or attempt to take away, the business or patronage of any of the clients, customers or accounts, or prospective clients, customers or accounts, of the Company which were contacted, solicited or served personally by the Undersigned while employed by the Company.

     If the Undersigned violates the provisions of this section, the Undersigned shall continue to be bound by the restrictions set forth in this section until a period of one year has expired without any violation of such provisions.

     5.   RELEASE.  The Undersigned hereby fully, forever, irrevocably and
          -------
unconditionally releases, remises and discharges the Company, its officers, directors, stockholders, corporate affiliates, agents and employees from any and all claims, charges, complaints, demands, actions, causes of action, suits, rights, debts, sums of money, costs, accounts, reckonings, covenants, contracts, agreements, promises, doings, omissions, damages, executions, obligations, liabilities, and expenses (including attorneys' fees and costs), of every kind and nature which he ever had or now has against the Company, whether known or unknown, its officers, directors, stockholders, corporate affiliates, agents and employees, including, but not limited to, all claims arising out of his employment, all employment discrimination claims under Title VII of the Civil Rights Act of 1964, 42 U.S.C. (S)2000e et seq., the Age Discrimination in
                                       -- ----
Employment Act, 29 U.S.C., (S)621 et seq., the Americans With Disabilities Act,
                                  -- ----
42 U.S.C., (S)12101 et seq., M.G.L. c.151B, (S)1 et seq., all claims arising out
                    -- ----                      -- ----
of the Massachusetts Civil Rights Act, M.G.L. c.12 (S)(S)11H and 11I and the Massachusetts Equal Rights Act, c.93, (S)102, damages arising out of all employment discrimination claims, wrongful discharge claims or other common law claims and damages.

     Banyan on it's own behalf and on the behalf of its subsidiaries and affiliates, hereby fully, forever, irrevocably and unconditionally releases, remises and discharges the Undersigned, his heirs, executors, administrators, personal representatives and assigns, from any and all claims, charges, complaints, demands, actions, causes of action, suits, rights, debts, sums of money, costs, accounts, reckoning, covenants, contracts, agreements, promises, doings, omissions, damages, executions, obligations, liabilities, and expenses (including attorneys' fees and costs), of every kind and nature which Banyan or any of its subsidiaries or affiliates ever had or now has against the Undersigned, whether know or unknown.

     6.   WARRANTY ON LEGAL ACTION.  The Undersigned further represents and
          ------------------------
warrants that he has not filed any complaints, charges or claims for relief against the Company, its officers, directors, stockholders, corporate affiliates, agents or employees with any local, state or federal court or administrative agency which currently are outstanding.

     7.   REMEDIES.  If at any time during the term of this Agreement, either
          --------
party believes that the other party has breached any material obligations or covenants hereunder, the non- breaching party promptly shall give the other party written notice of the same. In the event that the other party does not promptly cure such breach (if such breach is susceptible of cure), the non-breaching party may, at its option, commence an action at law or equity, against the other party including, but not limited to, injunctive relief.

     8.   GOVERNING LAW; SEVERABILITY.  This Agreement is entered into and shall
          ---------------------------
be construed pursuant to the laws of The Commonwealth of Massachusetts, excluding its conflicts of law rules. In the event any provision of this Agreement is determined to be illegal or unenforceable by a duly authorized court of competent jurisdiction, then the remainder of this Agreement, or the application of such provision in circumstances other than those as to which it is so declared illegal or unenforceable, shall not be affected thereby, and each provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

     9.   WAIVERS; AMENDMENTS.  The failure of either party to require the
          -------------------
performance of any term or obligation of this Agreement, or the waiver by either party of any breach of this Agreement, shall not prevent any subsequent enforcement of such term or obligation and shall not be deemed a waiver of any subsequent breach. No modification or waiver of any provision of this Agreement shall be effective unless in writing and signed by both parties.

     10.  NON-ADMISSION.  Banyan expressly disclaims any wrongdoing to the
          -------------
Undersigned and the Undersigned agrees that by entering into this Agreement Banyan admits no wrongdoing. The Undersigned expressly disclaims any wrongdoing to Banyan and Banyan agrees that by entering into this Agreement the Undersigned admits no wrongdoing.

     11.  ACKNOWLEDGMENTS.  The Undersigned acknowledges that he has been given
          ---------------
twenty-one (21) days to consider this Agreement and that the Company advised him to consult with an attorney of his own choosing prior to signing this

Agreement. The Undersigned may revoke this Agreement for a period of seven (7) days after the execution of this Agreement, and the Agreement shall not be effective or enforceable until the expiration of this seven (7) day revocation period. The Undersigned affirms that no other promises or agreements of any kind have been made to or with him by any person or entity whatsoever to cause him to sign this Agreement, and that he fully understands the meaning and intent of this Agreement. The Undersigned states and represents that he has had an opportunity to fully discuss and review the terms of this Agreement with an attorney. The Undersigned further states and represents that he has carefully read this Agreement, understands the contents herein, freely and voluntarily assents to all of the terms and conditions hereof, and signs his name of his own free act.

     12.  CHALLENGE TO VALIDITY OF AGREEMENT.  Neither party shall ever bring a
          ----------------------------------
proceeding to challenge the validity of this Agreement.

     13.  ENTIRE AGREEMENT.  This Agreement and the Exhibits attached hereto set
          ----------------
forth the full terms of the arrangement between Banyan and the Undersigned and supersedes any prior oral or written understandings. Notwithstanding the foregoing, nothing in this Agreement shall be deemed to affect the application and enforceability of the Employee Patent and Confidential Information Agreement executed by the Undersigned and all rights of the Undersigned to indemnification by Banyan, its subsidiaries and affiliates, whether under charter, by-laws or otherwise, including without limitation indemnification with respect to the service of the Undersigned as an officer or director of Banyan, its subsidiaries or affiliates or others served at Banyan's request and as a fiduciary of Banyan's 401(k) plan.

     14.  SIGNATURE.  This Agreement may be signed on one or more copies, each
          ---------
of which when so signed will be deemed to be an original, and all of which together will be one and the same document.

     15.  CONFIDENTIALITY OF AGREEMENT.  The parties agree that the terms of
          ----------------------------
this Agreement are confidential and shall not be disclosed to any other person, except that the Undersigned may disclose the terms of this Agreement to his immediate family, attorney, any tax or other professional advisors, or as otherwise required by law or regulation, and that Banyan may disclose the terms of this Agreement to its attorneys, tax or other professional advisors, its personnel who have a need to know, or as otherwise required by law or regulation.

     16.  EFFECTIVE DATE.  This Agreement shall become effective immediately
          --------------
upon execution by both parties, subject to the Undersigned's right to revoke as set forth below. The Undersigned may revoke this Agreement within seven (7) days after it is signed by the Undersigned, and it shall not become effective or enforceable until this seven (7) day revocation period has expired.

IN WITNESS WHEREOF, THE PARTIES HAVE HEREUNTO SET THEIR NAMES ON MAY 31,1997. THE UNDERSIGNED HAS BEEN OFFERED THE OPPORTUNITY TO SEEK ADVICE OF COUNSEL PRIOR TO EXECUTING THIS AGREEMENT. BOTH PARTIES HAVE READ, UNDERSTAND AND AGREE TO BE BOUND BY THIS AGREEMENT.


DAVID C. MAHONEY                         BANYAN SYSTEMS INCORPORATED

By:  /s/ David C. Mahoney                By:  /s/ John F. Burton
   ---------------------------------        ---------------------------------
Date:  May 31, 1997                      Date:  May 31, 1997

                               DAVID C.  MAHONEY
                               -----------------
                                   EXHIBIT A
                                   ---------
             SEPARATION AGREEMENT AND RELEASE AND WAIVER OF CLAIMS
             -----------------------------------------------------

     For and in consideration of the Undersigned's execution of this Agreement, Banyan shall: (i) pay to the Undersigned, as applicable, the amounts set forth in Section 1 below, less any applicable withholdings for taxes or similar governmental payments or charges; and (ii) provide the benefits set forth in Sections 2 through 8 below.

     1.   PAYMENT AMOUNT.
          --------------

          a. Banyan shall provide the Undersigned with a 15-month consulting fee totaling $312,500.00 for the period of April 1, 1997 through June 30, 1998. This consulting fee will be paid on normal bi-weekly pay periods at the Undersigned's base, bi-weekly pay rate of $9,615.38. In addition, the Undersigned will be compensated at the rate of $2,000.00 per day for specific consulting assignments requested and scheduled by Banyan (Exhibit B, Consulting Agreement). The Undersigned shall perform, as an independent contractor and not as an employee of Banyan, the consulting services described on Exhibit B solely in accordance with the terms and conditions of the Banyan Consulting Agreement attached hereto as Exhibit B ("Consulting Agreement"). Nothing in this Agreement or in the Consulting Agreement shall be construed to mean that the Undersigned has assumed a "Banyan employee" status by the performance of consulting services for Banyan. The provisions of the Consulting Agreement are solely limited to such

Consulting Agreement and shall not apply to this Agreement and the provisions of the Consulting Agreement shall exclusively govern the provision of consulting services to Banyan thereunder.

     2.   MEDICAL DENTAL AND PRESCRIPTION DRUG BENEFITS.
          ---------------------------------------------

          a. The Undersigned may elect to continue coverage of Company-sponsored health and dental insurance for up to 18 months under the applicable COBRA statute. Banyan shall assume the full payment of all associated COBRA expenses for the 18-month period which runs from April 1, 1997 through June 30, 1998. At the end of this period, the Undersigned may elect to continue COBRA at his expense. The Undersigned shall receive notification of his COBRA rights immediately following the execution of this Agreement.

          b. Banyan will reimburse the Undersigned for insurance premiums associated with the Undersigned's purchase of up to $1,000,000 of term life insurance for the period of April 1, 1997 through June 30, 1998.

     3    STOCK OPTIONS.
          --------------

          a. On the date hereof, the Company will (i) cancel the stock options held by the Employee set forth on Exhibit C hereto and (ii) grant to the Undersigned a nonqualified stock option (the "Stock Option") to purchase 72,500 shares of Common Stock of the Company ("Common Stock") at a per share exercise price of $4.00 per share. The Stock Option will be granted pursuant to the Company's 1992 Stock Incentive Plan, as amended, and will be substantially in the form attached as Exhibit C hereto. The Stock Option shall be fully exercisable (72,500 shares) on

April 1, 1998 and may be exercised during the period commencing on April 1; 1998 and ending on April 1, 1999.

     b. The Undersigned may exercise Incentive Stock Options granted on March 2, 1988 (40,000 shares) and January 1, 1991 (50,000 shares) through the period ending September 30, 1998. Banyan makes no representation that any Incentive Stock Options will be treated as Incentive Stock Options for tax and financial purposes.

     4.   CHANGE IN CONTROL.  For purposes of this Agreement, a Change in
          -----------------
Control shall be deemed to have taken place when (i) stockholders of Banyan approve a definitive agreement for the sale or other disposition of all or substantially all of the assets of Banyan, the merger or other business combination of Banyan with or into another corporation pursuant to which Banyan will not survive or will survive only as a subsidiary of another corporation or
(ii) a person or entity (other than Banyan) becomes a beneficial owner (within the meaning of Rule 13d-3, as amended, promulgated under the Securities Exchange Act of 1934), directly or indirectly, of securities representing [20]% or more of the total number of votes that may be cast for the election of directors of Banyan. Upon such events, Banyan shall:

          a. pay the Undersigned the balance of the 15-month consulting fee in full, defined in Section 1a;
          b. provide equivalent benefits or funding to purchase equivalent benefits defined in Section 2a; and
          c. fully accelerate the vesting of 72,500 shares of Common Stock defined in Section 3a.

     5.   VACATION PAY.  The Undersigned acknowledges that he has received all
          ------------
of the vacation pay due him as an employee.

     6.   DIRECTORS AND OFFICERS LIABILITY INSURANCE.  Banyan acknowledges that
          ------------------------------------------
it has maintained Directors and Officers Liability Insurance coverage under terms, conditions and policy limits selected by Banyan at its sole discretion for directors and officers of Banyan during the period of the Undersigned's employment with Banyan and his directorship with Banyan. Such insurance shall apply to the extent of the applicable policy terms, conditions and limits to the Undersigned in the event of a claim against Banyan which names the Undersigned as an officer of Banyan for any period of time during which the Undersigned was an officer of Banyan.

     7.   LEGAL FEES.  Banyan agrees to pay the legal fees associated with the
          ----------
defense of any legal action filed, at any time, against the Undersigned with respect to his role as Chief Executive Officer, Chairman of the Banyan Board of Directors, or as a member of the Banyan Board of Directors, as a member of any other board of directors at the direction or request of Banyan or as a fiduciary of any employee benefit plan of Banyan, including without limitations its 401(k) plan.

     8.   OFFICE AND ADMINISTRATIVE Support.  Banyan will reimburse the
          ---------------------------------
Undersigned for actual office and administrative support or, at his option, for outplacement services, up to $3,000 per month for the earlier of the period of April 1, 1997 through June 30, 1998 or when the Undersigned begins regular full-time employment.

                                   EXHIBIT B
                                   ---------

                          BANYAN SYSTEMS INCORPORATED

                              CONSULTING AGREEMENT

THIS AGREEMENT is made and entered into as of the 31 day of May, 1997, between BANYAN SYSTEMS INCORPORATED, a corporation organized under the laws of the Commonwealth of Massachusetts, having a principal place of business at 120 Flanders Road, Westboro, Massachusetts 01581 (hereinafter referred to "Banyan"), and DAVID C. MAHONEY, an individual Consultant residing at 103 Jimney Drive; Westford, MA 01886 (hereinafter referred to as ("Consultant").

1.   INDEPENDENT CONSULTING SERVICES.  Banyan hereby retains Consultant and
     -------------------------------
     Consultant hereby agrees to perform the consulting services as assigned and directed by Banyan's Chief Executive Officer, upon the terms and conditions contained herein ("Services") for a period of time beginning on April 1, 1997 and ending on June 30, 1998. Banyan agrees that any services to be provided by consultant hereunder shall not conflict with or limit Consultant's rights to pursue other full-time business activities.

2.   FEES FOR SERVICES.
     -----------------

     a. in consideration for Consultant's performance of the Services, Banyan will pay Consultant for the Services as set forth in this Section 2.a. ("Fee(s)").

          Fees:  $2,000 per day.

     b. Consultant shall be responsible for all taxes, levies, and fees which may be due any governmental taxing authority arising out of performance of the Services, as well as all insurance premiums, employee benefits and all other fees and assessments associated and with respect to such Services, and shall hold Banyan harmless on account thereof.

     c. Banyan shall pay Consultant on a bi-weekly basis commencing on April 1, 1997, and upon receipt of a correct Consultant invoice, subject to verification of the appropriate fees and expenses.

     d. Consultant shall perform the services as agreed by the parties and have access to the equipment, facilities and services as outlined in attached SCHEDULE 1.
                   ----------

     e. Banyan agrees to pay the Consultant's consulting company, Falcon, a retainer fee of $48,076.92 upon execution of this Agreement.

3.   RELATIONSHIP BETWEEN THE PARTIES.  It is agreed that the relationship of
     --------------------------------
     Consultant to Banyan is solely that of an independent consultant. Consultant is not and will not represent that he is an agent(s) and/or employee(s) of Banyan and shall have no power, express or implied, to bind Banyan in any manner. Consultant shall make no representations or warranty whatsoever with regard to Banyan including but not limited to any warranties or representations relating to Banyan's products or services, and shall incur no liability, or expense, nor make any commitments, on behalf of Banyan.

4.   LOAN OF BANYAN PROPERTY.  In the event that Banyan decides to loan and/or
     -----------------------
     temporarily license any Banyan property and/or products to Consultant for use by Consultant in performing the Services, such loan or license shall be governed by the terms of a separate agreement(s) between Banyan and Consultant. Unless such agreement(s) states otherwise, all loaned property and/or licensed products shall be returned to Banyan on completion of Services or otherwise as requested by Banyan.

5.   INTELLECTUAL PROPERTY.
     ---------------------

     a.   Confidentiality information.  Consultant shall hold confidential all
          ---------------------------
          of Banyan's Confidential information (as defined herein) and shall not, during or after the term of this Agreement, use any of Banyan's Confidential Information, or any part thereof, for any purpose other than those uses specifically permitted in writing by Banyan. Consultant shall not, during or after the term of this Agreement, disclose to individuals or entities any of Banyan's Confidential Information for any reason or purpose whatsoever, except as may be specifically authorized in writing by Banyan. "Confidential Information" shall include, but not be limited to, computer programs, source code, algorithms, drawings, designs, techniques, methodology, know-how, formulas, swap processes, ideas, inventions (whether patentable or not), schematics, copyrights, trade secrets and the intellectual processes and actual expressions and articulations relating to the Banyan's products; names and expertise of employees and consultants; information specifically related to research and development work of Banyan; statistical, technical, engineering and test data; and any other technical, financial, strategic, marketing or other information which Consultant learns or receives from Banyan, whether disclosed orally, in writing or via any other medium. Consultant agrees that it will not use for its own benefit or, directly or indirectly, disclose to or use for the benefit of any third party any such Confidential information without Banyan's prior written consent.

     b.   Injunctive Relief.  Consultant acknowledges that disclosure of any
          -----------------
          Confidential Information will give rise to irreparable injury to Banyan or the owner of such information, inadequately compensable in damages. Accordingly, Banyan or such other party may seek and obtain injunctive relief against the breach or threatened breach of the disclosure of such Confidential Information, in addition to any other legal remedies which may be available. Consultant further acknowledges and agrees that the covenants contained herein are necessary for the protection of Banyan's legitimate business interests and are reasonable in scope and content.

     c.   Proprietary Rights.  All information and documentation, however
          ------------------
          characterized, which is generated by Consultant in connection with this Agreement and/or in the course of performing the Services, including but not limited to all materials, products, Software code and deliverables, as well as all intellectual property rights embodied therein, including ideas, concepts, inventions (whether or not patentable), copyrights, designs, etc., shall belong solely and exclusively to Banyan, regardless of the extent to which any of the foregoing may or may not constitute a work for hire by operation of law (individually and collectively referred to as "Property"). Title to the Property shall vest on creation, regardless of the state of completion at any given point in time. All rights, title and interest to the Property shall be, and is intended by Consultant to be, hereby irrevocably assigned to Banyan, without reservation. Unless otherwise requested by Banyan, upon the completion of the Services, or upon the earlier termination of this Agreement in accordance with the terms of this Agreement, Consultant and its employees and/or agents shall immediately turn over to Banyan all materials and deliverables developed pursuant to this Agreement. Consultant agrees to execute all documentation (including assignments) and provide whatever other assistance is necessary in order for Banyan to be able to perfect and enforce its rights and interests in the Property.

6.   CONSULTANT WARRANTIES.  Consultant hereby warrants that Consultant is
     ---------------------
     qualified to perform the Services in accordance with the highest professional and recognized standards within this industry, and has extensive experience in performing services which are similar to and/or essentially the same as the Services.

7.   INDEMNIFICATION.  Consultant hereby indemnifies and holds Banyan, its
     ---------------
     officers, directors, and employees harmless from and against any and all claims, losses, costs, expenses, penalties, damages, liabilities, suits for injury to any person(s) (including Consultant and/or its employees), damage to or loss of property, including reasonable attorneys' fees, which may be claimed, alleged or actually incurred by reason, arising out of, or resulting from any act or omission of Consultant, the performance or any failure to perform the Services, the presence of Consultant on Banyan property, or the operation of any Banyan motor vehicle, product, or equipment, Consultant's negligence and/or intentional wrongdoing in relation to the terms, conditions and/or subject matter of this Agreement, or by reason of a determination at any time in the future by the internal Revenue Service that Consultant was or is an employee(s) and/or agent(s) of Banyan.

     Consultant shall, in addition, provide Banyan with immediate written notice if Consultant has any reason to believe that any third party has brought or may bring a claim with regard to any intellectual property provided to Banyan by Consultant with regard to the Services. Consultant agrees to indemnify and hereby holds Banyan harmless from all liability arising Out of any use by Banyan of such intellectual property.

8.   TERM AND TERMINATION.  This Agreement shall commence on April 1, 1997, and
     --------------------
     shall continue in full force and effect for a period of 15 months ending on June 30, 1998, unless earlier terminated in accordance with the provisions of this Agreement.

     In the event of any material breach of this Agreement by either party, the other party may immediately cancel this Agreement by giving written notice thereof.

9.   NON-RECRUITMENT.  Consultant shall not directly or indirectly attempt to
     ---------------
     solicit or induce any employee of Banyan to work for any other person or company.

10.  ASSIGNMENT.  Consultant may not assign any of its rights or duties under
     ----------
     this Agreement to a third party without Banyan's prior written authorization in each instance.

11.  NOTICES.  All notices, requests, demands and other communications hereunder
     -------
     shall be in writing and shall be deemed to have been duly given if personally delivered or if sent by telecopier, or mailed by certified or registered mail, postage prepaid, to the addresses set forth on the first page hereof or to such other persons and/or addresses as either party shall give upon their notice to the other.

12.  BINDING EFFECT.  This Agreement shall be binding upon and inure to the
     --------------
     benefit of the parties hereto and their successors and permitted assigns.

13.  CHOICE OF LAW.  This Agreement shall be governed by and interpreted in
     -------------
     accordance with the laws of the Commonwealth of Massachusetts with the exception of its conflicts of law provisions to the extent they would require that the laws and/or courts of another jurisdiction would apply. No waiver by any party or breach of any term hereunder shall be construed as a waiver of any subsequent breach of that term or of any other term of the same or different nature.

14.  GOVERNMENT CONTRACTS.  if the Services to be performed by Consultant are in
     --------------------
     relation to a U.S. Government contract involving Banyan, the Banyan addendum concerning compliance with 31 USC 1352 and FAR 52.203-11 is incorporated in this Agreement by reference.

15.  LIMITATION OF LIABILITY.  IN NO EVENT SHALL BANYAN BE LIABLE FOR ANY
     -----------------------
     DIRECT, INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, HOWEVER CHARACTERIZED, TO THE FULLEST EXTENT THE LAW PERMITS SUCH DISCLAIMER, AND EVEN IF BANYAN HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT SHALL BANYAN'S CUMULATIVE AGGREGATE LIABILITY, IN CONTRACT AND AT LAW AND IRRESPECTIVE OF FAULT OR NEGLIGENCE, EXCEED THE FEE PAID BY BANYAN PURSUANT TO THIS AGREEMENT.

16.  ENTIRE AGREEMENT.  This Agreement contains the entire agreement between the
     ----------------
     parties relating to the subject matter hereof and supersedes all previous agreements of the parties, whether oral or written, with respect to the subject matter hereof. This Agreement may not be modified, altered or amended except by a writing signed by each of the parties.

17.  SURVIVAL.  Notwithstanding expiration or earlier termination of this
     --------
     Agreement, the following provisions shall survive: 3.  RELATIONSHIP BETWEEN
                                                            --------------------
     THE PARTIES, 5.  INTELLECTUAL PROPERTY, 6.  CONSULTANT WARRANTIES, 7.
     -----------      ---------------------      ---------------------
     INDEMNIFICATION, 13.   CHOICE OF LAW and 15.  LIMITATION OF LIABILITY.
     ---------------        -------------          -----------------------

IN WITNESS WHEREOF, the parties hereto have executed this Agreement through their representatives duly authorized as of the date and year first written above.

BANYAN SYSTEMS INCORPORATED                DAVID C. MAHONEY
                                           "Consultant")


By:  /s/ John F. Burton                    By:  /s/ David Mahoney
   ---------------------------------          ---------------------------------
Print Name:  John F. Burton                Print Name:  David Mahoney
Title:  Chairman                           Title:
Date:  5/31/97                             Date:  5/31/97

                                   SCHEDULE I
                                   ----------

                          BANYAN SYSTEMS INCORPORATED

                              CONSULTANT AGREEMENT



1. Continued use of Banyan networking facilities and maintenance of both Streettalk name (dmahoney@admin@banyan) and Internet ID
     (dmahoney@banyan.com).

2.   Telephone extension 1606 remaining active and attended by voice mail only.

3.   Scheduling of company related travel via Banyan travel office.

                                   EXHIBIT C
                                   ---------

                          BANYAN SYSTEMS INCORPORATED

                            CANCELLED STOCK OPTIONS


 Number of Shares             Exercise Price             Date of Grant
------------------------------------------------------------------------
      75,000                      $  7.50                June 23, 1992
------------------------------------------------------------------------
      40,000                      $17.375                February 1, 1995
------------------------------------------------------------------------
      30,000                      $  8.00                March 18, 1996
------------------------------------------------------------------------